QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2003

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32179 (Commission File Number)	02-0478229 (IRS Employer Identification No.)
100 Campus Drive, Marlborough Massachusetts 01752 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (508) 683-1200

ITEM 9.    REGULATION FD DISCLOSURE

        On September 23, 2003, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      EXACT Sciences Corporation

September 25, 2003

By:	/s/ JOHN A. MCCARTHY, JR. John A. McCarthy, Jr.
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 23, 2003.

QuickLinks

SIGNATURES
EXHIBIT INDEX